UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 1, 2020 (May 1, 2020)
Date of Report (Date of earliest event reported)

PLAYAGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001 38357	46-3698600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5475 S. Decatur Blvd., Suite #100
Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)
(702) 722-6700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into Material Definitive Agreement.
On May 1, 2020 (the “Closing Date”), AP Gaming I, LLC (the “Borrower”), a Delaware limited liability company and wholly owned indirect subsidiary of PlayAGS, Inc. (the “Company”), as borrower, and AP Gaming Holdings, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of the Company (“Holdings”), entered into an Incremental Assumption and Amendment Agreement No. 4 (the “Incremental Agreement”) with certain of the Borrower’s subsidiaries, the lenders party thereto and Jefferies Finance LLC, as administrative agent (the “Administrative Agent”). The Incremental Agreement amended that certain First Lien Credit Agreement, dated as of June 6, 2017, as amended on December 6, 2017, as amended and restated on February 7, 2018, as amended and restated on October 5, 2018, and as amended on August 30, 2019 (the “Existing Credit Agreement”), among the Borrower, Holdings, the lenders party thereto from time to time, the Administrative Agent and the other parties named therein (the Existing Credit Agreement as amended by the Incremental Agreement, the “Amended Credit Agreement”).
The Incremental Agreement amends the Existing Credit Agreement to, among other things, (i) provide for a suspension of the testing of the financial covenant for the fiscal quarters ending June 30, 2020, September 30, 2020 and December 31, 2020 and (ii) during the period beginning on the Closing Date and ending on the date on which the Administrative Agent receives a compliance certificate with respect to the fiscal quarter ending December 31, 2021 (unless earlier terminated by the Borrower), make certain modifications to the negative covenants set forth in the Existing Credit Agreement and, solely for purposes of determining compliance with the financial covenant during the first three quarters of 2021 once testing resumes, the calculation of EBITDA.
Pursuant to the terms of the Incremental Agreement, the Borrower incurred incremental term loans in an aggregate principal amount of $95,000,000 (the “Incremental Term Loans”). The net proceeds of the Incremental Term Loans are expected to be used for general corporate purposes. The Incremental Term Loans will mature on February 15, 2024. Starting with the first full quarter ending after the Closing Date, the Incremental Term Loans will require scheduled quarterly payments in amounts equal to 0.25% of the original aggregate principal amount of the Incremental Term Loans incurred on the Closing Date, with the balance due at maturity. Borrowings under the Incremental Term Loans will bear interest at a rate equal to, at the Borrower’s option, either LIBOR or the base rate, subject to an interest rate floor plus an applicable margin of 13% for LIBOR loans and 12% for base rate loans.
The Borrower may voluntarily repay outstanding Incremental Term Loans at its option, in whole at any time or in part from time to time, subject to the prepayment premiums set forth below and customary “breakage” costs with respect to LIBOR rate loans. Prior to May 1, 2022, any voluntary repayment of the Incremental Term Loans will be made at a price equal to 100% of the principal amount of the Incremental Term Loans repaid, plus a “make-whole” premium. On or after May 1, 2022 and prior to November 1, 2022, any voluntary prepayment of the Incremental Term Loans will be accompanied by a 1.00% prepayment premium. On and after November 1, 2022, the Incremental Term Loans may be repaid without prepayment premium or penalty.
Other than as described above, the Incremental Term Loans have the same terms applicable to the outstanding term loans under the Existing Credit Agreement, as amended by the Incremental Agreement. Additionally, the parties to the Amended Credit Agreement continue to have the same obligations set forth in the Existing Credit Agreement.
The foregoing description of the Incremental Agreement and the Amended Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Incremental Agreement, a copy of which is filed as Exhibit 10.1 hereto and the full text of the Amended Credit Agreement, which is attached as Annex A to the Incremental Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.
Item 7.01	Regulation FD Disclosure.

On May 1, 2020, the Company issued a press release announcing the entry into the Amended Credit Agreement and the incurrence of the Incremental Term Loans, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

The information in this Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the public offering and other statements identified by words such as “believe,” “will,” “may,” “might,” “likely,” “expect,” “anticipates,” “intends,” “plans,” “seeks,” “estimates,” “believes,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. All forward-looking statements are based on current expectations and projections of future events. These forward-looking statements reflect the current views, models, and assumptions of the Company, and are subject to various risks and uncertainties that cannot be predicted or qualified and could cause actual results in the Company’s performance to differ materially from those expressed or implied by such forward looking statements. These risks and uncertainties include, but are not limited to, the ability of the Company to maintain strategic alliances, unit placements or installations, grow revenue, garner new market share, secure new licenses in new jurisdictions, successfully develop or place proprietary product, comply with regulations, have its games approved by relevant jurisdictions, the effects of COVID-19 on the Company’s business and results of operations, and other factors set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 4, 2020. All forward-looking statements made herein are expressly qualified in their entirety by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Readers are cautioned that all forward-looking statements speak only to the facts and circumstances present as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
10.1
Incremental Assumption and Amendment Agreement No. 4, dated as of May 1, 2020, by and among AP Gaming Holdings, LLC, AP Gaming I, LLC, each subsidiary loan party listed on the signature pages thereof, Jefferies Finance LLC and the lenders party thereto.

99.1	Press Release, dated May 1, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYAGS, INC.

Date: May 1, 2020	By:	/s/ Kimo Akiona
Name: Kimo Akiona
Title: Chief Financial Officer, Chief Accounting Officer and Treasurer (Principal Financial and Accounting Officer)